Capital Structure	12 Months Ended
Dec. 31, 2018
Capital Structure
Capital Structure

Note 12	Capital Structure

Total debt outstanding
	As of December 31,
($ in millions)	2018	2017
6.75% Senior Debentures, due 2018	$—	$176
7.45% Senior Notes, due 2019 (1)	317	317
Floating Rate Senior Notes, due 2021(1)	250	—
Floating Rate Senior Notes, due 2023 (1)	250	—
3.15% Senior Notes, due 2023 (1)	500	500
Due after one year through five years	1,317	993
3.28% Senior Notes, due 2026 (1)	550	550
Due after five years through ten years	550	550
6.125% Senior Notes, due 2032 (1)	159	159
5.35% Senior Notes due 2033 (1)	323	323
5.55% Senior Notes due 2035 (1)	546	546
5.95% Senior Notes, due 2036 (1)	386	386
6.90% Senior Debentures, due 2038	165	165
5.20% Senior Notes, due 2042 (1)	62	62
4.50% Senior Notes, due 2043 (1)	500	500
4.20% Senior Notes, due 2046 (1)	700	700
5.10% Subordinated Debentures, due 2053	500	500
5.75% Subordinated Debentures, due 2053	800	800
6.125% Junior Subordinated Debentures, due 2067	—	224
6.50% Junior Subordinated Debentures, due 2067	500	500
Due after ten years	4,641	4,865

Long-term debt total principal	6,508	6,408
Debt issuance costs	(57)	(58)
Total long-term debt	6,451	6,350
Short-term debt (2)	—	—
Total debt	$6,451	$6,350

(1)
Senior Notes, with the exception of Senior Floating Notes (as defined below), are subject to redemption at the Company’s option in whole or in part at any time at the greater of either 100% of the principal amount plus accrued and unpaid interest to the redemption date or the discounted sum of the present values of the remaining scheduled payments of principal and interest and accrued and unpaid interest to the redemption date.

(2)	The Company classifies any borrowings which have a maturity of twelve months or less at inception as short-term debt.

Debt maturities for each of the next five years and thereafter
($ in millions)
2019	$317
2020	—
2021	250
2022	—
2023	750
Thereafter	5,191
Total long-term debt principal	$6,508

On March 29, 2018, the Company issued $250 million of Floating Rate Senior Notes due 2021 (“2021 Senior Floating Notes”) and $250 million of Floating Rate Senior Notes due 2023 (“2023 Senior Floating Notes” and, together with the 2021 Senior Floating Notes, the “Senior Floating Notes”). The 2021 Senior Floating Notes bear interest at a floating rate equal to three month LIBOR, reset quarterly on each interest reset date, plus 0.43% per year and the 2023 Senior Floating Notes bear interest at a floating rate equal to three month LIBOR, reset quarterly on each interest reset date, plus 0.63% per year.  Interest on the Senior Floating Notes is payable quarterly in arrears on March 29, June 29, September 29 and December 29 of each year, which began on June 29, 2018.  The 2021 Senior Floating Notes will mature on March 29, 2021, and the 2023 Senior Floating Notes will mature on March 29, 2023. The Senior Floating Notes will not be redeemable prior to the applicable maturity dates. The proceeds of these issuances were used for general corporate purposes, including the redemption of the Series B 6.125% Fixed-to-Floating Rate Junior Subordinated Debentures (the “Series B Debentures”) on May 13, 2018 and the repayment at maturity of the Company’s 6.75% Senior Debentures due May 15, 2018.
On May 13, 2018, the Company redeemed its $224 million Series B Debentures at a redemption price equal to 100% of the outstanding principal.
On May 15, 2018, the Company repaid $176 million of 6.75% Senior Debentures at maturity. The repayment was equal to 100% of the outstanding principal.
The Subordinated Debentures may be redeemed (i) in whole at any time or in part from time to time on or after January 15, 2023 for the 5.10% Subordinated Debentures and August 15, 2023 for the 5.75% Subordinated Debentures at their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption; provided that if the Subordinated Debentures are not redeemed in whole, at least $25 million aggregate principal amount must remain outstanding, or (ii) in whole, but not in part, prior to January 15, 2023 for the 5.10% Subordinated Debentures and August 15, 2023 for the 5.75% Subordinated Debentures, within 90 days after the occurrence of certain tax and rating agency events, at their principal amount or, if greater, a make-whole redemption price, plus accrued and unpaid interest to, but excluding, the date of redemption. The 5.75% Subordinated Debentures have this make-whole redemption price provision only when a reduction of equity credit assigned by a rating agency has occurred.
Interest on the 5.10% Subordinated Debentures is payable quarterly at the stated fixed annual rate to January 14, 2023, or any earlier redemption date, and then at an annual rate equal to the three-month LIBOR plus 3.165%. Interest on the 5.75% Subordinated Debentures is payable semi-annually at the stated fixed annual rate to August 14, 2023, or any earlier redemption date, and then quarterly at an annual rate equal to the three-month LIBOR plus 2.938%. The Company may elect to defer payment of interest on the Subordinated Debentures for one or more consecutive interest periods that do not exceed five years. During a deferral period, interest will continue to accrue on the Subordinated Debentures at the then-applicable rate and deferred interest will compound on each interest payment date. If all deferred interest on the Subordinated Debentures is paid, the Company can again defer interest payments.
As of December 31, 2018, the Company had outstanding $500 million of Series A 6.50% Fixed-to-Floating Rate Junior Subordinated Debentures (“Debentures”). The scheduled maturity date for the Debentures is May 15, 2057 with a final maturity date of May 15, 2067. The Debentures may be redeemed (i) in whole or in part, at any time on or after May 15, 2037 at the principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in certain circumstances, in whole or in part, prior to May 15, 2037 at the principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price.
Interest on the Debentures is payable semi-annually at the stated fixed annual rate to May 15, 2037, and then payable quarterly at an annual rate equal to the three-month LIBOR plus 2.12%. The Company may elect at one or more times to defer payment of interest on the Debentures for one or more consecutive interest periods that do not exceed 10 years. Interest compounds during such deferral periods at the rate in effect for each period. The interest deferral feature obligates the Company in certain circumstances to issue common stock or certain other types of securities if it cannot otherwise raise sufficient funds to make the required interest payments. The Company has reserved 75 million shares of its authorized and unissued common stock to satisfy this obligation.
The terms of the Company’s outstanding subordinated debentures prohibit the Company from declaring or paying any dividends or distributions on common or preferred stock or redeeming, purchasing, acquiring, or making liquidation payments on common stock or preferred stock if the Company has elected to defer interest payments on the subordinated debentures, subject to certain limited exceptions.
In connection with the issuance of the Debentures, the Company entered into a replacement capital covenant (“RCC”). This covenant was not intended for the benefit of the holders of the Debentures and could not be enforced by them. Rather, it was for the benefit of holders of one or more other designated series of the Company’s indebtedness (“covered debt”), currently the 5.75% Subordinated Debentures due 2053. Pursuant to the RCC, the Company has agreed that it will not repay, redeem, or purchase the Debentures on or before May 15, 2067 (or such earlier date on which the RCC terminates by its terms) unless, subject to certain limitations, the Company has received net cash proceeds in specified amounts from the sale of common stock or certain other qualifying securities. The promises and covenants contained in the RCC will not apply if (i) S&P upgrades the Company’s issuer credit rating to A or above, (ii) the Company redeems the Debentures due to a tax event, (iii) after notice of redemption has been given by the Company and a market disruption event occurs preventing the Company from raising proceeds in accordance with the RCC, or (iv) the Company repurchases or redeems up to 10% of the outstanding principal of the Debentures in any one-year period, provided that no more than 25% will be so repurchased, redeemed or purchased in any ten-year period.
The RCC terminates in 2067. The RCC will terminate prior to its scheduled termination date if (i) the Debentures are no longer outstanding and the Company has fulfilled its obligations under the RCC or it is no longer applicable, (ii) the holders of a majority of the then-outstanding principal amount of the then-effective series of covered debt consent to agree to the termination of the RCC, (iii) the Company does not have any series of outstanding debt that is eligible to be treated as covered debt under the RCC, (iv) the Debentures are accelerated as a result of an event of default, (v) certain rating agency or change in control events occur, (vi) S&P, or any successor thereto, no longer assigns a solicited rating on senior debt issued or guaranteed by the Company, or (vii) the termination of the RCC would have no effect on the equity credit provided by S&P with respect to the Debentures. An event of default, as defined by the supplemental indenture, includes default in the payment of interest or principal and bankruptcy proceedings.
To manage short-term liquidity, the Company maintains a commercial paper program and a credit facility as a potential source of funds. These include a $1.00 billion unsecured revolving credit facility and a commercial paper program with a borrowing limit of $1.00 billion. In April 2016, the Company extended the maturity date of the facility to April 2021. This facility contains an increase provision that would allow up to an additional $500 million of borrowing. This facility has a financial covenant requiring the Company not to exceed a 37.5% debt to capitalization ratio as defined in the agreement. Although the right to borrow under the facility is not subject to a minimum rating requirement, the costs of maintaining the facility and borrowing under it are based on the ratings of the Company’s senior unsecured, unguaranteed long-term debt. The total amount outstanding at any point in time under the combination of the commercial paper program and the credit facility cannot exceed the amount that can be borrowed under the credit facility. No amounts were outstanding under the credit facility as of December 31, 2018 or 2017. The Company had no commercial paper outstanding as of December 31, 2018 or 2017.
The Company paid $330 million, $332 million and $287 million of interest on debt in 2018, 2017 and 2016, respectively.
The Company had $260 million and $169 million of investment-related debt that is reported in other liabilities and accrued expenses as of December 31, 2018 and 2017, respectively.
During 2018, the Company filed a universal shelf registration statement with the Securities and Exchange Commission (“SEC”) that expires in 2021. The registration statement covers an unspecified amount of securities and can be used to issue debt securities, common stock, preferred stock, depositary shares, warrants, stock purchase contracts, stock purchase units and securities of trust subsidiaries.
Common stock The Company had 900 million shares of issued common stock of which 332 million shares were outstanding and 568 million shares were held in treasury as of December 31, 2018. In 2018, the Company acquired 25 million shares at an average cost of $88.07 and reissued 2 million net shares under equity incentive plans.
Preferred stock All outstanding preferred stock represents noncumulative perpetual preferred stock with a $1.00 par value per share and a liquidation preference of $25,000 per share.

Total preferred stock outstanding
	As of December 31,		Aggregate liquidation preference ($ in millions)			Dividend per depository share (1)			Aggregate dividend payment ($ in millions)
	2018	2017	2018	2017	Dividend rate	2018	2017	2016	2018		2017	2016
Series A	11,500	11,500	$287.5	$287.5	5.625%	$1.41	$1.41	$1.41	$16		$16	$16
Series C	—	15,400	—	385.0	6.750%	1.69	1.69	1.69	26	(2)	26	26
Series D	5,400	5,400	135.0	135.0	6.625%	1.66	1.66	1.66	9		9	9
Series E	29,900	29,900	747.5	747.5	6.625%	1.66	1.66	1.66	49		49	49
Series F	10,000	10,000	250.0	250.0	6.250%	1.56	1.56	1.56	16		16	16
Series G	23,000	—	575.0	—	5.625%	1.41	—	—	18		—	—
Total	79,800	72,200	$1,995	$1,805					$134	(2)	$116	$116

(1)	Each depositary share represents a 1/1,000th interest in a share of preferred stock.

(2)
Excludes $13 million related to the excess of redemption price over carrying value recognized as part of preferred stock dividends on the Consolidated Statements of Operations and Consolidated Statements of Shareholders’ Equity.

On October 15, 2018, the Company redeemed all 15,400 shares of its Fixed Rate Noncumulative Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”), par value $1.00 per share and liquidation preference $25,000 per share and the corresponding depositary shares for a total redemption payment of $385 million. The redemption price in excess of the carrying value for the preferred shares was recognized as part of preferred stock dividends on the Consolidated Statements of Operations and Consolidated Statements of Shareholders’ Equity.
On March 29, 2018, the Company issued 23,000 shares of 5.625% Fixed Rate Noncumulative Perpetual Preferred Stock, Series G, par value $1.00 per share and liquidation preference $25,000 per share, for gross proceeds of $575 million. The proceeds of this issuance were used for general corporate purposes, including the redemption of the Series C Preferred Stock.
The preferred stock ranks senior to the Company’s common stock with respect to the payment of dividends and liquidation rights. The Company will pay dividends on the preferred stock on a noncumulative basis only when, as and if declared by the Company’s board of directors (or a duly authorized committee of the board) and to the extent that the Company has legally available funds to pay dividends. If dividends are declared on the preferred stock, they will be payable quarterly in arrears at an annual fixed rate. Dividends on the preferred stock are not cumulative. Accordingly, in the event dividends are not declared on the preferred stock for payment on any dividend payment date, then those dividends will cease to be payable. If the Company has not declared a dividend before the dividend payment date for any dividend period, the Company has no obligation to pay dividends for that dividend period, whether or not dividends are declared for any future dividend period. No dividends may be paid or declared on the Company’s common stock and no shares of the Company’s common stock may be repurchased unless the full dividends for the latest completed dividend period on the preferred stock have been declared and paid or provided for.
The Company is prohibited from declaring or paying dividends on preferred stock in excess of the amount of net proceeds from an issuance of common stock taking place within 90 days before a dividend declaration date if, on that dividend declaration date, either: (1) the risk-based capital ratios of the largest U.S. property-casualty insurance subsidiaries that collectively account for 80% or more of the net written premiums of U.S. property-casualty insurance business on a weighted average basis were less than 175% of their company action level risk-based capital as of the end of the most recent year; or (2) consolidated net income for the four-quarter period ending on the preliminary quarter end test date (the quarter that is two quarters prior to the most recently completed quarter) is zero or negative and consolidated shareholders’ equity (excluding AOCI, and subject to certain other adjustments relating to changes in U.S. GAAP) as of each of the preliminary quarter test date and the most recently completed quarter has declined by 20% or more from its level as measured at the end of the benchmark quarter (the date that is ten quarters prior to the most recently completed quarter). If the Company fails to satisfy either of these tests on any dividend declaration date, the restrictions on dividends will continue until the Company is able again to satisfy the test on a dividend declaration date. In addition, in the case of a restriction arising under (2) above, the restrictions on dividends will continue until consolidated shareholders’ equity (excluding AOCI, and subject to certain other adjustments relating to changes in U.S. GAAP) has increased, or has declined by less than 20%, in either case as compared to its level at the end of the benchmark quarter for each dividend payment date as to which dividend restrictions were imposed.
The preferred stock does not have voting rights except with respect to certain changes in the terms of the preferred stock, in the case of certain dividend nonpayments, certain other fundamental corporate events, mergers or consolidations and as otherwise provided by law. If and when dividends have not been declared and paid in full for at least six quarterly dividend periods or their equivalent (whether or not consecutive), the authorized number of directors then constituting our board of directors will be increased by two. The holders of the preferred stock, together with the holders of all other affected classes and series of voting parity stock, voting as a single class, will be entitled to elect the two additional members of the board of directors of the Company, subject to certain conditions. The board of directors shall at no time have more than two preferred stock directors.
The preferred stock is perpetual and has no maturity date. The preferred stock is redeemable at the Company’s option in whole or in part, on or after June 15, 2018 for Series A, April 15, 2019 for Series D and E, October 15, 2019 for Series F, and April 15, 2023 for Series G, at a redemption price of $25,000 per share of preferred stock, plus declared and unpaid dividends. Prior to April 15, 2019 for Series D and E, October 15, 2019 for Series F, and April 15, 2023 for Series G, the preferred stock is redeemable at the Company’s option, in whole but not in part, within 90 days of the occurrence of certain rating agency events at a redemption price equal to $25,000 per share or, if greater, a make-whole redemption price, plus declared and unpaid dividends.